UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 12, 2025
Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-6858	KENTUCKY POWER COMPANY	Kentucky	61-0247775
333-284112-01	KENTUCKY POWER COST RECOVERY LLC	Delaware	33-2363654

KENTUCKY POWER COMPANY	KENTUCKY POWER COST RECOVERY LLC
1 Riverside Plaza	1645 Winchester Avenue
Columbus, OH 43215-2373	Ashland, Kentucky 41101
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(614) 716-1000	(606) 929-1488
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On June 12, 2025, Kentucky Power Cost Recovery LLC (the “
Issuing Entity
”) issued $477,749,000 aggregate principal amount of its Series 2025 Senior Secured Recovery Bonds (the “
Bonds
”), pursuant to an Indenture, dated as of June 12, 2025, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee (the “
Indenture Trustee
”), and U.S. Bank National Association, as Securities Intermediary (the “
Securities Intermediary
”), as supplemented by the Series Supplement, dated as of June 12, 2025, by and between the Issuing Entity, the Indenture Trustee and the Securities Intermediary. The Bonds were offered pursuant to the Prospectus dated June 5, 2025. In connection with the issuance of the Bonds, Kentucky Power Company and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form
8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture by and among Kentucky Power Cost Recovery LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), dated as of June 12, 2025.

4.2	Series Supplement by and among Kentucky Power Cost Recovery LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, dated as of June 12, 2025.

5.1	Opinion of Sidley Austin LLP with respect to legality (filed as Exhibit 5.1 to Kentucky Power Company’s and Kentucky Power Company Cost Recovery LLC’s Amendment No. 2 to the Registration Statement on Form SF-1 filed on May 16, 2025 (File Nos. 333-284112 and 333-284112-01) and incorporated herein by reference).

8.1	Opinion of Sidley Austin LLP with respect to federal tax matters (filed as Exhibit 8.1 to Kentucky Power Company’s and Kentucky Power Company Cost Recovery LLC’s Amendment No. 2 to the Registration Statement on Form SF-1 filed on May 16, 2025 (File Nos. 333-284112 and 333-284112-01) and incorporated herein by reference).

8.2	Opinion of Stites & Harbison PLLC with respect to Kentucky tax matters (filed as Exhibit 8.2 to Kentucky Power Company’s and Kentucky Power Company Cost Recovery LLC’s Amendment No. 2 to the Registration Statement on Form SF-1 filed on May 16, 2025 (File Nos. 333-284112 and 333-284112-01) and incorporated herein by reference).

10.1	Servicing Agreement between Kentucky Power Cost Recovery LLC and Kentucky Power Company, as Servicer, dated as of June 12, 2025.

10.2	Purchase and Sale Agreement between Kentucky Power Cost Recovery LLC and Kentucky Power Company, as Seller, dated as of June 12, 2025.

10.3	Administration Agreement between Kentucky Power Cost Recovery LLC and Kentucky Power Company, as Administrator, dated as of June 12, 2025.

10.4	Joinder to Intercreditor Agreement between Kentucky Power Company, as the Company, Securitization Property Servicer and Receivables Sub-Servicer, Kentucky Power Cost Recovery LLC, as a Bond Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of June 12, 2025.

23.1	Consent of Sidley Austin LLP (included as part of its opinions filed as Exhibits 5.1, 8.1 and 99.2).

23.2	Consent of Stites & Harbison PLLC (included as part of its opinions filed as Exhibits 8.2 and 99.3).

99.2	Opinion of Sidley Austin LLP with respect to U.S. constitutional matters.

99.3	Opinion of Stites & Harbison PLLC with respect to Kentucky constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: June 12, 2025

KENTUCKY POWER COMPANY

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Vice President and Treasurer

KENTUCKY POWER COST RECOVERY LLC

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Manager